EXHIBIT 10.2

EXECUTION COPY

MASTER PROGRAM AGREEMENT

          This Master Program Agreement dated as of August 1, 2003 (this “Agreement”) by and among CapitalSource Finance LLC, a Delaware limited liability company (“CapitalSource”), Credit Suisse First Boston Mortgage Capital, LLC, a Delaware limited liability company (“Repo Counterparty”), Credit Suisse First Boston LLC, a Delaware limited liability company (“CSFB”), and Column Financial, Inc., a Delaware corporation (“Column” and, collectively with Repo Counterparty and CSFB, the “CSFB Parties”).

W I T N E S S E T H:

          WHEREAS, CapitalSource and Column intend to originate and/or purchase mortgage loans secured by skilled nursing facilities (the “Loans”) and subsequently securitize such Loans from time to time;

          WHEREAS, CapitalSource Funding II LLC (“CapitalSource Funding”) and Repo Counterparty intend to enter into that certain Master Repurchase Agreement dated August 1, 2003 (the “Repo Agreement”) pursuant to which CapitalSource Funding will be able to finance the origination of certain of such Loans;

          WHEREAS, CapitalSource and the CSFB Parties wish to agree on the criteria that will make Loans originated by CapitalSource eligible to be financed under the Repo Agreement and subsequently securitized;

          WHEREAS, CapitalSource and the CSFB Parties wish to agree on the criteria that will make Loans originated by Column eligible for CapitalSource to purchase a subordinate participation interest and to be subsequently securitized;

          WHEREAS, CapitalSource wishes to purchase certain securities issued in connection with the securitization of such Loans; and

          WHEREAS, CapitalSource and the CSFB Parties wish to agree on certain other terms of the intended future securitizations of certain of such Loans.

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

          Section 1.01 Definitions. As used in this Agreement, the following terms shall have the following meanings:

          “Accrued Interest Amount” shall mean, with respect to a Sub-pool Securitization, the aggregate amount of interest assumed to accrue on each class of securities assumed to be issued in such Sub-pool Securitization from the date on which interest is assumed to begin accruing on such securities to the settlement date of the Securitization for which the Sub-pool Securitization has been modeled.

          “Aggregate Securitization Proceeds” shall have the meaning given such term in Section 4.04(b).

          “Applicant” shall have the meaning given such term in Section 2.02(b).

          “Appraisal” shall mean an appraisal of the subject property, which is acceptable to the Reviewer of the subject Loan in its reasonable discretion, and which is prepared (a) by an Approved Appraiser and (b) in accordance with all applicable regulations issued pursuant to Title XI of the Financial Institution Reform, Recovery, and Enforcement Act of 1989 and the requirements of the Standards of Professional Appraisal Practice of the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice as adopted by the Appraisal Foundation.

          “Appraised Value” means the value set forth in an Appraisal made in connection with the origination or purchase of a Loan as the value of the related Mortgaged Property.

          “Approved Appraiser” shall mean an appraiser listed on Schedule II or otherwise approved by the Reviewer.

          “Approved Environmental Consultant” shall mean an environmental consultant listed on Schedule III or otherwise approved by Column.

          “Approved Engineering Consultant” shall mean an engineering consultant listed on Schedule IV or otherwise approved by Column.

          “Approved Loan” shall have the meaning given such term in Section 2.02(a).

          “Assumed IO Rate” shall have the meaning given such term in Section 4.04(d).

          “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law, executive order or governmental decree to be closed.

          “CapitalSource” shall have the meaning given in the first paragraph of this Agreement.

          “CapitalSource Accrued Interest Amount” shall have the meaning given such term in Section 4.04(d).

          “CapitalSource Excess Spread” shall have the meaning given such term in Section 4.04(a).

          “CapitalSource Funding” shall have the meaning given such term in the Recitals of this Agreement.

          “CapitalSource IO Percentage” shall have the meaning given such term in Section 4.04(d).

          “CapitalSource Junior Class” shall have the meaning given such term in Section 4.04 (d).

          “CapitalSource Junior Percentage” shall have the meaning given such term in Section 4.04 (d).

          “Code” means the Internal Revenue Code of 1986, as amended.

          “Column” shall have the meaning given such term in the first paragraph of this Agreement.

          “CSFB Accrued Interest Amount” shall have the meaning given such term in Section 4.04(d).

          “CSFB Fee” shall have the meaning given such term in Section 4.04(e).

          “CSFB IO” shall have the meaning given such term in Section 4.04(d).

          “CSFB IO Class” shall have the meaning given such term in Section 4.04(a).

          “CSFB IO Percentage” shall have the meaning given such term in Section 4.04(d).

          “CSFB Junior Class” shall have the meaning given such term in Section 4.04(d).

          “CSFB Junior Percentage” shall have the meaning given such term in Section 4.04 (d).

          “CSFB Parties” shall have the meaning given such term in the first paragraph of this Agreement.

          “Depositor” shall have the meaning given such term in Section 4.02.

          “Eligibility Criteria” shall mean the criteria listed in Schedule I.

          “Engineering Report” shall mean an engineering/architectural review of the subject property conducted by an Approved Engineering Consultant, which is acceptable to the Reviewer of the subject Loan in its reasonable discretion, and which will (a) consider, among other things, structural adequacy, special hazards (e.g., sinkholes, earthquakes), soil conditions, foundation stability, quality of physical maintenance, adequacy of site drainage, design defects that may lead to unusual capital expenditures, adequacy of utilities, roof structures, HVAC systems, fire and safety systems and overall evaluation of construction quality and design and (b) summarize (i) the current condition of the property, including any deferred maintenance, (ii) any immediate repairs needed and the estimated cost and (iii) anticipated capital repairs and improvements and the estimated cost.

          “Environmental Report” shall mean an ASTM standard Phase I Environmental Assessment prepared by an Approved Environmental Consultant, which is acceptable to the Reviewer of the subject Loan in its reasonable discretion, and which identifies historical and current “Recognized Environmental Conditions” using the methodology recommended by ASTM specifically referred to as Standard Practices of Environmental Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00 (without exception therefrom) and addresses the common risks associated with commercial real estate, including (a) asbestos, (b) PCB, (c) radon, (d) pollution/chemical waste, (e) noise/odors, (f) other latent chemical exposure, including lead, (g) HVAC systems and (h) mold and, if recommended by such Phase I Environmental Assessment, a Phase II Environmental Assessment with appropriate physical sample analysis to establish the presence or absence of a hazardous element.

          “Event of Default” shall have the meaning given such term in the Repo Agreement.

          “Excess Spread” shall have the meaning given such term in Section 4.04(a).

          “Interim Servicing Agreement” shall have the meaning given such term in Section 4.09(a).

          “Investment Grade Subordinate Securities” shall have the meaning given such term in Section 4.03.

          “Junior Participation Interest” shall have the meaning given such term in Section 3.01.

          “LIBOR” shall have the meaning given such term in the form documents attached as Exhibit C.

          “Loan” shall have the meaning given such term in the Recitals.

          “Loan Summary” shall mean a summary substantially in the form attached hereto as Exhibit A.

          “Loan-to-Value Ratio” shall mean, with respect to any Loan, the ratio of the outstanding principal amount of the Loan as of the date on which such Loan is submitted for approval under Section 2.02 to the Appraised Value of the related Mortgaged Property, expressed as a percentage.

          “Moody’s” shall mean Moody’s Investors Service, Inc.

          “Mortgage” shall mean each mortgage, assignment of rents, security agreement and fixture filing, or deed of trust, assignment of rents, security agreement and fixture filing, deed to secure debt, assignment of rents, security agreement and fixture filing, or similar instrument creating and evidencing a lien on real property and other property and rights incidental thereto.

          “Mortgage Note” shall mean the promissory note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

          “Mortgaged Property” shall mean the real property securing repayment of the debt evidenced by a Mortgage Note.

          “Mortgagor” shall mean the obligor or obligors on a Mortgage Note, including any person who has assumed or guaranteed the obligations of the obligor thereunder.

          “Net WAC” shall have the meaning given such term in Section 4.04(a).

          “Participation Interests” shall have the meaning given such term in Section 3.01.

          “Pipeline Registry” shall have the meaning given such term in Section 2.03.

          “Portfolio” means all Portfolio Mortgage Loans which are cross-collateralized and/or cross-defaulted with each other.

          “Portfolio Mortgage Loan” means a Loan which is part of a portfolio of cross-collateralized and/or cross-defaulted mortgage loans.

          “Prime Rate” shall have the meaning given such term in the form documents attached as Exhibit C.

          “Related Proceeding” shall have the meaning given such term in Section 6.10.

          “REMIC” shall mean “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

          “Reviewer” shall have the meaning given such term in Section 2.02(b).

          “S&P” shall mean Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

          “SEC” shall mean the Securities and Exchange Commission, or any successor thereto.

          “Securitization” shall have the meaning given such term in Section 4.01.

          “Senior Participation Interest” shall have the meaning given such term in Section 3.01.

          “Senior Participation Securitization” shall have the meaning given such term in Section 4.01(b).

          “Structured Yield” shall have the meaning given such term in Section 4.04(d).

          “Subordinated Securities” shall have the meaning given such term in Section 4.03.

          “Sub-pool Securitization” shall have the meaning given such term in Section 4.04(d).

          “Underwriting Guidelines” shall mean the underwriting guidelines agreed to by CapitalSource and the CSFB parties, as amended from time to time upon the mutual agreement of CapitalSource and the CSFB parties, a copy of which is attached hereto as Exhibit B.

          Section 1.02 Interpretations.

          (a) All terms defined in this Agreement shall have the defined meanings set forth in Section 1.01 when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined in such certificate or document.

          (b) The words “including” and “include” shall be deemed to be followed by the words “without limitation.” All references in this Agreement to designated Articles, Sections, Schedules, Exhibits and other subdivisions are, unless otherwise specified, to designated Articles, Sections, Schedules, Exhibits and subdivisions of this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provisions of this Agreement. All words importing the singular number include the plural number and vice versa; and all words importing the masculine gender include the feminine gender.

          (c) Article, Section, Schedule and Exhibit headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be considered in interpreting, this Agreement.

          (d) Schedules and Exhibits to this Agreement shall be considered part of this Agreement.

ARTICLE II

LOAN ELIGIBILITY AND APPROVAL

          Section 2.01 Eligibility Criteria. Unless otherwise agreed to in writing in the sole discretion of Column (acting for itself and Repo Counterparty), in order to be eligible to be financed in accordance with the Repo Agreement, a Loan originated by CapitalSource must satisfy the Eligibility Criteria listed on Schedule I. Subject to the immediately succeeding sentence and unless otherwise agreed to in writing in the sole discretion of CapitalSource (in the case of Loans originated or purchased by Column) or Column (acting for itself and CSFB in the case of Loans originated or purchased by CapitalSource), in order to be eligible to be included in a securitization undertaken in accordance with Section 4.01, a Loan originated or purchased by CapitalSource or Column must satisfy the Eligibility Criteria at the time of origination and, unless otherwise mutually agreed by the parties hereto, at the time of intended securitization.

          Section 2.02 Procedure for Approval of Mortgage Loans.

          (a) CapitalSource acknowledges and agrees that it must obtain Column’s approval of a Loan (which, if granted, shall be granted by Column on behalf of Column and Repo Counterparty) in accordance with the procedures described in Section 2.02(b)-(d) before such Loan may be financed under the Repo Agreement or included in a securitization undertaken in accordance with Section 4.01. Column acknowledges and agrees that it must obtain CapitalSource’s approval of a Loan in accordance with the procedures described in Section 2.02(b)-(d) before CapitalSource will be required to purchase a subordinate participation interest therein pursuant to Section 3.01, and before such Loan can be included in a securitization undertaken in accordance with Section 4.01. Each Loan that has been approved in accordance with the procedures set forth in Section 2.02(b)-(d) shall be an “Approved Loan.” Repo Counterparty agrees to finance under the Repo Agreement each Approved Loan originated by CapitalSource; provided, that, CapitalSource submit such Approved Loan for financing under the Repo Agreement in accordance with the terms of the Repo Agreement within sixty (60) days of the date on which such Approved Loan is approved as an Approved Loan hereunder. Each Approved Loan originated or purchased by either CapitalSource or Column may be included in a securitization undertaken in accordance with Section 4.01 if, at the time of intended securitization, it satisfies the requirements of the relevant rating agencies.

          (b) The party seeking approval of a Loan (“Applicant”) shall submit to the party from whom approval is being sought (“Reviewer”) an application package that shall include the following as each relates to such Loan:

(i) financial statements with respect to the nursing facility for the immediately preceding three years to the extent available and a full underwriting of the related property accompanied by an agreed upon procedures letter verifying such financial statements and underwriting;

(ii) name of borrower and property manager and a description of experience;

(iii) a completed Loan Summary (i.e., a credit write-up);

(iv) term sheet, indicating primary loan terms (including a quote of an interest rate spread to LIBOR or the Prime Rate);

(v) an Appraisal dated no earlier than six months prior to submission of the application package;

(vi) an Environmental Report;

(vii) an Engineering Report;

(viii) cost reports for the immediately preceding three years to the extent available (including a medicare contract and, if applicable, a certificate of need);

(ix) photographs showing principal interior and exterior aspects of the Mortgaged Property including the main entrance and representative resident rooms;

(x) maps showing the location of the city in which the Mortgaged Property is located and of the Mortgaged Property within such city;

(xi) the draft Note (marked to show changes from the form document attached as part of Exhibit C);

(xii) the draft mortgage (marked to show changes from the form document attached as part of Exhibit C);

(xiii) the draft cash management agreement (marked to show changes from the form document attached as part of Exhibit C);

(xiv) draft guaranties and indemnities (marked to show changes from the form documents attached as part of Exhibit C);

(xv) any post-closing obligation letters, to the extent available at such time; and

(xvi) any draft receivables agreements, which shall include the amount of the related receivable line.

          (c) Reviewer shall, in writing, approve or reject the proposed Loan within seven (7) Business Days after receipt of all items listed in Section 2.02(b) above. Should any such items be materially modified or amended after being submitted to Reviewer, Applicant shall resubmit such modified or amended items to Reviewer for approval in accordance with this Section 2.02. Notwithstanding anything contained herein to the contrary and regardless of whether the proposed Loan meets the Eligibility Criteria, a Reviewer may reject any proposed Loan in its absolute discretion.

          (d) In connection with the process provided for in this Section 2.02, Applicant agrees, with respect to each Loan submitted by it for approval, to investigate completely and thoroughly every underwriting and legal matter in accordance with the Underwriting Guidelines, and, with respect to matters not addressed by the Underwriting Guidelines, to use such origination and underwriting practices as a reasonably prudent lender would use in underwriting and originating Loans comparable to the subject mortgage loans and exercising a standard of care customary in the commercial mortgage lending industry. In addition, Applicant agrees to use the form documents attached as Exhibit C in originating the Loans submitted for approval hereunder and to only make those changes to such forms as are reasonably necessary.

          (e) Loans may be submitted by CapitalSource for approval hereunder only so long as (i) CapitalSource is entitled to submit Loans for financing under the Repo Agreement and (ii) no Event of Default has occurred and is continuing.

          Section 2.03 Registration of Loans. CSFB and CapitalSource agree to utilize CSFB’s loan registry (located at www2.columnfinancial.com/pipeline/) (the “Pipeline Registry”).

ARTICLE III

PURCHASE OF PARTICIPATION INTERESTS

          Section 3.01 Participation Interests. CapitalSource agrees to purchase from Column a 20% subordinate, first-loss participation interest (a “Junior Participation Interest”) in any Approved Loan originated by Column. Column will initially retain an 80% senior participation interest in such loans (a “Senior Participation Interest” and, together with the Junior Participation Interest, the “Participation Interests”). CapitalSource shall purchase each Junior Participation Interest at a price equal to par, and such Junior Participation Interest will accrue interest in an amount equal to the lesser of (i) a portion of the mortgage interest accruals on the Approved Loan such that CapitalSource receives a 20% annualized yield on such Junior Participation Interest, or (ii) 100% of the mortgage interest accruals on such Approved Loan.

          Section 3.02 Participation Agreement. The Participation Interests in each Approved Loan will be governed by the terms of a participation agreement between Column and CapitalSource (each, a “Participation Agreement”) substantially in the form attached hereto as Exhibit D.

ARTICLE IV

SECURITIZATION OF APPROVED LOANS

          Section 4.01 Timing of Securitizations.

          (a) At such time as the parties mutually agree, CapitalSource and CSFB shall arrange for the securitization of any or all existing Approved Loans (each such securitization, a “Securitization”). The decision of the parties to commence a Securitization shall be binding on such parties, unless (i) either party notifies the other party of its decision to withdraw from the Securitization within two Business Days after receipt of preliminary subordination levels from the relevant rating agencies or (ii) the actual final subordination levels required by the relevant rating agencies to support investment-grade securities (i.e., the principal balance of all securities rated below “BBB-”) exceeds the preliminary subordination levels indicated by the rating agencies with respect to such securities by more than 2% of the aggregate principal balance of the Approved Loans to be included in such proposed securitization.

          (b) In the event that CapitalSource and CSFB cannot mutually agree to arrange for the securitization of the Approved Loans, CSFB may elect to securitize its Senior Participation Interests at any time in its sole discretion (each such securitization of the Senior Participation Interests, a “Senior Participation Securitization”). CSFB shall ensure that any servicing agreement prepared in connection with any Senior Participation Securitization is not inconsistent with any related Participation Agreement.

          Section 4.02 General Structure of Securitization. CSFB shall cause its affiliate, Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), to act as depositor of each Securitization. With respect to each Securitization, CapitalSource will sell the Approved Loans that it originated, and each of CapitalSource and Column will sell its respective

Participation Interest in the Approved Loan originated by Column, to the Depositor pursuant to a mortgage loan purchase and sale agreement in form and substance customary for similar transactions and acceptable to the relevant rating agencies. Following the purchase by the Depositor of both Participation Interests with respect to any Loan, the Participation Agreement with respect to such Loan shall be terminated. The Depositor shall have control over the structure of the Securitization and shall manage the Securitization process (including the selection of rating agencies and hiring of service providers (including, without limitation, the lead counsel, accountants, financial printer and trustee) in connection therewith), subject to the requirements of this Article IV. Notwithstanding the foregoing, CapitalSource shall have the right to disapprove any major decision of the Depositor with respect to a Securitization to the extent that CapitalSource reasonably disagrees with such decision; provided that all decisions with respect to a Securitization undertaken pursuant to Section 4.01(b) shall be made by the Depositor in its sole and absolute discretion. With respect to each Securitization, each of CapitalSource and Column agree to provide any additional documents related to the origination of the subject mortgage loans as required by the relevant rating agencies.

          Section 4.03 Purchase of Securities. With respect to each Securitization, CapitalSource agrees to purchase at closing (or, in the sole discretion of CSFB, within two weeks thereof) the Subordinated Securities. Notwithstanding the foregoing, CapitalSource shall have no obligation to purchase any Subordinated Securities in connection with a Senior Participation Securitization. “Subordinated Securities” shall mean, with respect to a Securitization, the greater of (i) all of the securities issued in such Securitization with a rating by at least one rating agency below “BBB-” or the equivalent, or (ii) the most subordinated securities issued in such Securitization having an aggregate principal amount equal to 20% of the aggregate principal balance of all of the securities issued in such Securitization (the portion of such Subordinated Securities having a rating of at least “BBB-” or the equivalent being referred to herein as the “Investment Grade Subordinate Securities”). CapitalSource shall pay a purchase price to the Depositor for the Subordinated Securities equal to 100% of the principal balance thereof plus accrued interest (which purchase price shall be a portion of the aggregate Securitization proceeds to be divided pursuant to Section 4.04). In connection with each such purchase of securities, CapitalSource shall make representations and warranties that are customary for the purchaser of securities to make in similar transactions.

          Section 4.04 Division of Securitization Proceeds; Excess Spread.

          (a) Each Securitization shall be in a multi-class, senior/subordinated trust structure. The interest rates on the various classes of investment grade securities shall be set so as to achieve the maximum aggregate sales prices for such classes. The classes of Subordinated Securities shall accrue interest at a rate equal to the sum of (i) the weighted average of the interest rates on the Approved Loans included in the Securitization (calculated on the basis of a 360-day year of twelve 30-day months), net of trustee and servicing fees (the “Net WAC”) and (ii) the portion of the Excess Spread allocable to CapitalSource pursuant to the succeeding sentence and Sections 4.04(c) and (d) below. Interest accruing at a rate equal to the excess of the Net WAC over the weighted average of the interest rates on the classes of securities other than the Subordinated Securities on a notional balance equal to the aggregate principal balance of such classes (calculated on the basis of a 360-day year of twelve 30-day months) (“Excess Spread”) shall be divided between CapitalSource (as increased interest on the Subordinated

Securities) (the “CapitalSource Excess Spread”) and a class of interest-only securities to be purchased by CSFB ( the “CSFB IO Class”).

          (b) With respect to each Securitization, the actual proceeds of the sale of all classes of securities other than the CSFB IO Class and the Subordinated Securities (with the proceeds of the sale of the Subordinated Securities being assumed for purposes of this Section 4.04(b) to be par) and the assumed proceeds of the sale of the Subordinated Securities (collectively for each Securitization, the “Aggregate Securitization Proceeds”), exclusive of accrued interest collected shall be allocated pro rata in accordance with the principal balance of Loans and Participation Interests contributed to the Securitization by Column on the one hand and CapitalSource on the other. Accrued interest collected from the sale of all certificates in connection with a Securitization, including the CSFB IO and Excess Spread allocated to CapitalSource in Section 4.04(c), shall be allocated pro rata based on the CSFB Accrued Interest Amount and the CapitalSource Accrued Interest Amount. Aggregate Securitization Proceeds allocated to CapitalSource will be applied first in reduction of the assumed purchase price of the Subordinated Securities before any actual proceeds are distributed to CapitalSource.

          (c) With respect to each Securitization, CapitalSource shall be entitled to the CapitalSource IO Percentage (as defined below) of the Excess Spread (by notional balance). CapitalSource will further be entitled to the portion, if any, of the CSFB IO Percentage (as defined below) of the Excess Spread (by notional balance) which, when added to the interest accruing on the CSFB Junior Certificates (as defined below) at the pass-through rate thereof, will give CapitalSource the lesser of (i) (A) a coupon on the aggregate principal amount of the portion of the CSFB Junior Certificates constituting Investment Grade Subordinate Securities (but such portion not to exceed 5% of the aggregate principal balance of all the securities issued in such Securitization), of 10%, (calculated on the basis of a 360-day year of twelve 30-day months), plus (B) a coupon on the aggregate principal amount of the remaining portion of the CSFB Junior Certificates, of 17%, (calculated on the basis of a 360-day year of twelve 30-day months); or (ii) 100% of the CSFB IO Percentage of the Excess Spread. Any remaining portion of the CSFB IO Percentage of the Excess Spread that CapitalSource is not entitled to pursuant to the preceding sentence will be divided 60% to CSFB and 40% to CapitalSource.

          (d) In order to calculate the CSFB IO Percentage, the CapitalSource IO Percentage, the CSFB Junior Percentage, the CapitalSource Junior Percentage, the CSFB Accrued Interest Amount and the CapitalSource Accrued Interest Amount with respect to any Securitization, CSFB shall model each Securitization as two separate securitizations (“Sub-pool Securitizations”), with one such Sub-pool Securitization including all Loans contributed by CapitalSource and the other such Sub-pool Securitization including all Loans contributed by Column (including both Senior Participation Interests and Junior Participation Interests with respect to such Loans), but otherwise having identical class structures and pass-through rates (other than (i) the pass-through rates of the interest only classes, which will be derived from the Net WAC of the related Loans and the pass-through rates of the other classes (such interest only coupons, the “Assumed IO Rates”), (ii) class sizes, which will be based upon the sub-pool subordination levels supplied by the rating agencies rating such Securitization, and (iii) the pass-through rates of the junior classes, which will be equal to the Net WAC of the related Loans and (iv) Accrued Interest Amounts). With respect to a Securitization, (i) the assumed interest only class from the related Sub-pool Securitization assumed to include the CapitalSource Loans is referred to as the “CapitalSource IO” and the assumed interest only class from the related Sub-pool Securitization assumed to include the Column Loans is referred to as the “CSFB IO,” and (ii) the Accrued Interest Amount from the related Sub-pool Securitization assumed to include the Capital Source Loans is referred to as the “CapitalSource Accrued Interest Amount” and the Accrued Interest Amount from the related Sub-pool Securitization assumed to include the Column Loans is referred to as the “CSFB Accrued Interest Amount.” The “CapitalSource IO Percentage” for each Securitization will be equal to a fraction, expressed as a percentage, (X) the numerator of which is product of the initial pass-through rate of the related CapitalSource IO and the initial notional amount thereof, and (Y) the denominator of which is the sum of the amount calculated in clause (X) and the product of the initial pass-through rate of the related CSFB IO and the initial notional amount thereof. The “CSFB IO Percentage” for each Securitization will be equal to 100% minus the related CapitalSource IO Percentage. With respect to a Securitization, the assumed Subordinated Securities from the related Sub-pool Securitization (i.e., the most subordinate 20% or, if greater, the non-investment grade classes) assumed to include the CapitalSource Loans is referred to as the “CapitalSource Junior Class” and the assumed Subordinated Securities from the related Sub-pool Securitization (i.e., the most subordinate 20% or, if greater, the non-investment grade classes) assumed to include the Column Loans is referred to as the “CSFB Junior Class.” The “CapitalSource Junior Percentage” for each Securitization will be equal to a fraction, expressed as a percentage, (X) the numerator of which is the principal balance of the CapitalSource Junior Class, and (Y) the denominator of which is the aggregate principal balance of the CapitalSource Junior Class and the CSFB Junior Class. The “CSFB Junior Percentage” for each Securitization will be equal to 100% minus the related CapitalSource Junior Percentage. The “CSFB Junior Certificates” for any Securitization will be a portion of the Subordinated Securities issued in such Securitization equal to the product of the CSFB Junior Percentage and the aggregate principal balance of the Subordinated Securities.

          (e) In the event that, with respect to any Securitization, either (i) par execution is not achieved with respect to any class of certificates (other than the Subordinated Securities or the CSFB IO Class) or (ii) the projected performance of the related CapitalSource IO and the related CSFB IO (calculated using consistent CPR assumptions and other standard assumptions for CMBS modeling) differ materially from each other (due to variations in lock-out period or principal payment characteristics of the related Loans), then the parties shall agree on appropriate variations to the above-described methodologies for division of Securitization proceeds and Excess Spread.

          (f) In addition, if the Approved Loans sold by Column or CapitalSource with respect to any Securitization include loans that accrue interest at a variable rate that is tied to LIBOR but that, pursuant to the related loan documents, never falls below a certain minimum rate (such minimum rate, the “LIBOR Floor”), then the securities issued by such Securitization shall include a class (or, if such Loans are sold by both Column and CapitalSource into a particular Securitization, two classes) of interest-only certificates (such class or classes, the “LIBOR Floor Certificates”) which shall represent the right to receive, with respect to such Approved Loans, the excess, if any, of the LIBOR Floor over LIBOR. CapitalSource shall be entitled to the LIBOR Floor Certificates relating to its Approved Loans. The LIBOR Floor Certificates relating to the Approved Loans contributed by CSFB will be divided 60% to CSFB and 40% to CapitalSource.

          Section 4.05 Source of Loans for Securitizations. Unless agreed to by CapitalSource, Column and CSFB (each in its sole discretion), no Loans other than Approved Loans may be included in any Securitization.

          Section 4.06 Manager of Securitizations. CSFB shall be the sole lead manager and sole book runner on any securitization of Approved Loans that are financed under the Repo Agreement.

          Section 4.07 Manager’s Fee. CapitalSource will pay CSFB a fee, as structurer and placement agent/underwriter for each Securitization, of 1.00% of the total principal balance of all the securities created pursuant to such Securitization (the “CSFB Fee”). The CSFB Fee with respect to a Securitization shall be payable on the closing date of such Securitization.

          Section 4.08 Origination and Exit Fees. CapitalSource shall be entitled to receive all origination fees and exit fees with respect to Approved Loans originated by CapitalSource and included in a Securitization. CSFB shall be entitled to receive all origination fees with respect to Approved Loans originated by Column and included in a Securitization. CapitalSource shall be entitled to receive all exit fees with respect to Approved Loans originated by Column and included in a Securitization; provided, however, that CapitalSource shall not receive any such exit fees in connection with a Senior Participation Securitization or in the event that it does not purchase the Subordinated Securities as required by Section 4.03.

          Section 4.09 Servicing.

          (a) After the origination but prior to the securitization of the Loans originated by Column, ORIX Capital Markets LLC or such other servicer that is reasonably acceptable to the parties to this Agreement will act as servicer and CapitalSource will act as special servicer. After the origination but prior to the securitization of the Loans originated by CapitalSource, ORIX Capital Markets LLC or such other servicer that is reasonably acceptable to the parties to this Agreement will act as servicer and CapitalSource will act as primary servicer and special servicer. In each case, the servicing arrangement shall be documented in a separate interim servicing agreement (each, an “Interim Servicing Agreement”) which shall be in form and substance reasonably acceptable to the parties hereto. Upon the consummation of a Securitization or a Senior Participation Securitization, the Interim Servicing Agreement will terminate with respect to any Approved Loans or Senior Participation Interests securitized therein and no compensation shall be due to CapitalSource in connection with such termination.

          (b) The Depositor shall choose the servicer for each Securitization or Senior Participation Securitization; provided, that, the servicer of the Approved Loans that are securitized must be on S&P’s approved list of servicers rated at least CMS3 by Fitch and acceptable to Moody’s. CapitalSource shall choose the special servicer for each Securitization; provided, that, the special servicer of the Approved Loans that are securitized must be on S&P’s approved list of special servicers and must be acting as special servicer in one or more commercial mortgage loan securitizations that was rated by Moody’s and Fitch in the prior six (6) months and Moody’s or Fitch, as applicable, has not downgraded or withdrawn the then-current rating on any class of commercial mortgage securities or placed any class of commercial mortgage securities on watch citing the continuation of such special servicer as special servicer of such commercial mortgage securities; provided, further, that CapitalSource shall not be entitled to choose the Special Servicer in connection with a Senior Participation Securitization or in the event that it does not purchase the Subordinated Securities as required by Section 4.03.

          (c) CSFB agrees to reasonably cooperate with CapitalSource in CapitalSource’s efforts to obtain the necessary approvals and ratings to enable CapitalSource or an affiliate to act as servicer and special servicer of the Securitizations.

(i) If, prior to a Securitization, CapitalSource receives all such approvals and ratings, CSFB and CapitalSource agree that CapitalSource shall be retained as the servicer and/or special servicer for such Securitization and shall be compensated therefor at an annual rate consistent with then-market standards; provided, however, that CapitalSource shall not be retained as the servicer and/or special servicer in connection with a Senior Participation Securitization or in the event that it does not purchase the Subordinated Securities as required by Section 4.03. CapitalSource agrees to pay all expenses related to the process of obtaining the necessary approvals and ratings to enable it to act as servicer and special servicer of the Securitizations.

(ii) If, prior to a Securitization, CapitalSource fails to receive all such approvals and ratings, CSFB and CapitalSource agree that any servicer or special servicer retained for such Securitization shall agree to retain CapitalSource as sub-servicer or sub-special servicer, as applicable.

          Section 4.10 Expenses. Each of CSFB and CapitalSource agrees to pay (or cause to be paid) its pro rata share of the following expenses with respect to each Securitization based on the proportion that the principal amount of the Approved Loans that Column (in the case of CSFB) and CapitalSource contributes to such Securitization bears to the total aggregate principal amount of the Approved Loans included in such Securitization: (a) the reasonable fees, disbursements and expenses of counsel to the CSFB Parties and counsel to CapitalSource in connection with the issuance of the securities in such Securitization and all other reasonable expenses in connection with the preparation of the related offering document and closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of such securities; (b) the reasonable fees of accountants in connection with the issuance of such securities; (c) all expenses in connection with the qualification of such securities, if any, for offering and sale under state securities laws, including the fees and disbursements of counsel in connection with such qualification and in connection with Blue Sky and legal investment surveys; (d) the fees charged by the rating agency or agencies for rating the securities or the Approved Loans proposed to be included in such Securitization which ratings have been solicited by any CSFB Party; (e) if CapitalSource is not the servicer or special servicer for such Securitization, the reasonable up front fees and expenses of the servicer and/or special servicer and the reasonable fees and disbursements of counsel for the servicer and/or special servicer in connection with the preparation and review of the transaction documents; (f) the reasonable up front fees and expenses of any trustee and the reasonable fees and disbursements of its counsel in connection with the preparation and review of the transaction documents; (g) the fees of the financial printer with respect to such Securitization; (h) any cost incurred in connection with the designation of such securities for trading on PORTAL; and (i) any additional fees or costs incurred by any CSFB Party in connection with the purchase, sale and transfer of the Approved Loans to be included in such Securitization. It is understood, however, that except as provided in this Section 4.10 and in accordance with Section 4.11, each CSFB Party and CapitalSource will pay all of its own costs and expenses with respect to each Securitization; provided, however, that CapitalSource will pay all of the reasonable loan due diligence expenses incurred by CSFB, including the reasonable fees of counsel to any CSFB Party, in connection with the on-going review of Approved Loans proposed to be included in such Securitization that have not been originated by CSFB or an affiliate. CapitalSource agrees to pay 50% of all of the reasonable costs and expenses of CSFB, Repo Counterparty and Column (including legal fees and expenses) in connection with the transactions contemplated by this Agreement and the Repo Agreement (other than the Securitizations).

          Section 4.11 Indemnification. With respect to each Securitization, CapitalSource will indemnify the Depositor, CSFB and any co-underwriters against losses, claims, damages or liabilities to which any such party may become subject in connection with (i) misstatements or omissions from related disclosure documents concerning the Approved Loans contributed by CapitalSource to such Securitization, (ii) CapitalSource or (iii) any other information provided by CapitalSource for inclusion in such disclosure documents, such indemnity to be in a form that is customary in similar transactions.

          Section 4.12 Representations and Warranties with Respect to the Approved Loans. As of the closing date of each Securitization, CapitalSource shall make the representations and warranties concerning the mortgage loans being sold by it to the Depositor substantially in the form set forth on Schedule 1 to the Repo Agreement (subject to any necessary exceptions, which must be approved in writing by CSFB), with any changes or additions to such representations and warranties as the relevant rating agencies or investors may require. As of the closing date of each Securitization, Column shall make the representations and warranties concerning the loans being sold by it to the Depositor substantially in the form set forth on Schedule 1 to the Repo Agreement (subject to any necessary exceptions, which must be approved in writing by CSFB), with any changes or additions to such representations and warranties as the relevant rating agencies or investors may require.

          Section 4.13 Refinancing of Approved Loans. CSFB acknowledges that by the terms of the transaction documents underlying Approved Loans originated by CapitalSource, CapitalSource may have the right of first refusal to refinance such Approved Loans. CapitalSource acknowledges that by the terms of the transaction documents underlying Approved Loans originated by Column, Column may have the right of first refusal to refinance such Approved Loans.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

          Section 5.01 Representations and Warranties of CapitalSource. CapitalSource represents and warrants to each of the CSFB Parties that:

          (a) this Agreement has been duly authorized, executed and delivered by CapitalSource and constitutes the legal, valid and binding obligation of CapitalSource, enforceable against CapitalSource in accordance with its terms under New York law, except as such enforcement may be affected by bankruptcy, by other insolvency laws or by general principles of equity;

          (b) no consent, approval, authorization or order of any New York or federal governmental agency or body or any New York or federal court is required for the consummation by CapitalSource of the transactions contemplated by the terms of this Agreement, except such consents, approvals, authorizations, filings and notices that have already been made or obtained;

          (c) the consummation by CapitalSource of any of the transactions contemplated by the terms of this Agreement do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the certificate of incorporation or bylaws of CapitalSource, or any indenture or other agreement or instrument to which CapitalSource is a party or by which it is bound, or any New York or federal statute or regulation applicable to CapitalSource or any order of any New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over CapitalSource;

          (d) CapitalSource is a limited liability company created, organized, existing and in good standing under the laws of Delaware and has the corporate power to engage in the transactions contemplated by this Agreement; and

          (e) there is no investigation, action, litigation or administrative proceeding of or before any court, tribunal or governmental body currently pending or, to the knowledge of CapitalSource, threatened against CapitalSource (i) that would be likely to affect materially and adversely the validity or enforceability of this Agreement, or (ii) that could reasonably be expected to result in any material adverse change in the business, operations, financial conditions, properties or assets of CapitalSource or the ability of CapitalSource to carry on its business substantially as it is now conducted.

          Section 5.02 Representations and Warranties of the CSFB Parties. Each of the CSFB Parties represents and warrants to each other party hereto with respect to itself that:

          (a) this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms under New York law;

          (b) no consent, approval, authorization or order of any New York or federal governmental agency or body or any New York or federal court is required for the consummation by it of the transactions contemplated by the terms of this Agreement, except such consents, approvals, authorizations, filings and notices that have already been made or obtained;

          (c) the consummation by it of any of the transactions contemplated by the terms of this Agreement do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, its certificate of incorporation or bylaws, or any indenture or other agreement or instrument to which it is a party or by which it is bound, or any New York or federal statute or regulation applicable to it or any order of any New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over it;

          (d) it is a limited liability company created, organized, existing and in good standing under the laws of the State of Delaware and has the corporate power to engage in the transactions contemplated by this Agreement; and

          (e) there is no investigation, action, litigation or administrative proceeding of or before any court, tribunal or governmental body currently pending or, to its knowledge, threatened against it (i) that would be likely to affect materially and adversely the validity or enforceability of this Agreement, or (ii) that could reasonably be expected to result in any material adverse change in its business, operations, financial conditions, properties or assets or its ability to carry on its business substantially as it is now conducted.

ARTICLE VI

MISCELLANEOUS

          Section 6.01 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement.

          Section 6.02 Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to CapitalSource, will be mailed, delivered or telecopied and confirmed to it at 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815, Attention: Steven A. Museles, Fax: 301/841-2340, with a copy to Lee E. Berner, Esq., Hogan & Hartston, L.L.P., 8300 Greensboro Drive, Suite 1100, McLean, Virginia 22012, Facsimile: 703-610-6200; or, if sent to CSFB, Repo Counterparty or Column will be mailed, delivered or telecopied and confirmed to it at 11 Madison Avenue, New York, New York 10010, Attention: Edmund Taylor, Facsimile: 212-325-8162, with a copy to Pamela McCormack, Facsimile: 917-326-7805.

          Section 6.03 Binding Effect. This Agreement shall become effective when it shall have been executed and delivered by or on behalf of each of the parties hereto and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (and no other person will have any right or obligation hereunder), except that no party shall have the right to assign any of its rights, interests or obligations hereunder or any right, interest or obligation herein without the prior written consent of the other parties hereto. Any assignment in violation of this Section 6.03 shall be void ab initio.

          Section 6.04 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.

          Section 6.05 Amendments. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the parties hereto.

          Section 6.06 No Waiver. No failure on the part of any party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. Each waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          Section 6.07 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          Section 6.08 Jurisdiction; Consent to Service of Process. To the fullest extent permitted by applicable law, each of the parties hereto (a) hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement (a “Related Proceeding”), or for recognition or enforcement of any judgment and (b) agrees that a final judgment in any such Related Proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that a party may otherwise have to bring any Related Proceeding against any other party or its respective properties in the courts of any jurisdiction.

          Section 6.09 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SUBJECT MORTGAGE LOANS OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

          Section 6.10 GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE

STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF CONCERNING CONFLICT OF LAWS.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CAPITALSOURCE FINANCE LLC

By:

Name:
Title:

CREDIT SUISSE FIRST BOSTON LLC

By:

Name:
Title:

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

By:

Name:
Title:

COLUMN FINANCIAL, INC.

By:

Name:
Title:

SCHEDULE I

ELIGIBILITY CRITERIA

In order to satisfy the Eligibility Criteria, a Loan must:

1.	be secured by a first lien on a skilled nursing facility;

2.	be evidenced by an original Mortgage Note;

3.	have been underwritten in accordance with Underwriting Guidelines and Section 2.02(d) of this Agreement;

4.	be eligible for inclusion in a REMIC and an SEC registered securitization;

5.	if such mortgage loan is a Portfolio Mortgage Loan, be approved as an Approved Loan simultaneously with the approval as Approved Loans of all of the mortgage loans which comprise the Portfolio of which such mortgage loan is a part;

6.	have an original principal balance of not greater than $30 million; provided, however, that a mortgage loan with an original principal balance of greater than $30 million may become an Approved Loan if such larger balance is pre-approved in writing by Reviewer prior to submission of such mortgage loan for approval pursuant to Section 2.02 of this Agreement; provided, further, however, that if such mortgage loan is a Portfolio Mortgage Loan, the aggregate principal balance of all of the mortgage loans in the Portfolio of which such mortgage loan is a part does not exceed $50 million and no individual Mortgaged Property in such Portfolio shall have a principal balance allocable to it of greater than $30 million;

7.	unless otherwise agreed to by the parties hereto, bear a floating rate of interest (i) indexed to one-month LIBOR plus a spread of not less than 5.50% or (ii) indexed to the Prime Rate plus a spread of not less than 3%;

8.	have an original term to maturity of not more than five (5) years;

9.	be locked out from prepayment for no less than three (3) years from the date of origination;

10.	have an underwritten debt service coverage ratio of not less than 1.4 based on an 11.83% constant;

11.	have a Loan-to-Value Ratio of not greater than 80% based on a 13.5% cap rate;

12.	not be delinquent or otherwise in default; and

13.	not require future advances.

SCH. I-1

SCHEDULE II

APPROVED APPRAISERS

	Firm Name	Location

1.	Adler Realty Advisors	Woodlands Hills, CA

2.	Advanced Valuations Systems	Dallas, TX

3.	Allen & Company	Birmingham, MI

4.	Appraisal Associates Company	Cedar Rapids, IA

5.	Appraisal Group, Inc.	Salt Lake City, UT

6.	Appraisal Research Counselors, Ltd.	Chicago, IL

7.	Appraisal Technology	Tempe, AZ

8.	Argianis & Associates	Lombard, IL

9.	Atlantic Appraisal Company Inc.	Lexington, KY

10.	Atlantic Hospitality	Atlanta, GA

11.	Bakken & Leidel	Minneapolis, MN

12.	Benton Advisory	Marietta, GA

13.	Beshears & Associates	Tampa, FL

14.	Blair Stouffer & Associates	San Antonio, TX

15.	Bradley Appraisal Services	Dallas, TX

16.	Burke Hansen	Phoenix, AZ

17.	Buss-Shelgar Associates	Los Angeles, CA

18.	Butler & Burgher	Dallas, TX

19.	Carey Bronstein	Tarzana, CA

20.	Carroll-McIllhenny	Cherry Hill, NJ

21.	CB Richard Ellis	Phoenix, AZ

22.	Charles M. Ritley	Beachwood, OH

SCH. II-1

23.	Charles R. Wilson & Assoc.	Pasadena, CA

24.	Chief Appraisal Services	Maitland, FL

25.	Commercial Real Estate Services	Dallas, TX

26.	Crossin Dannis	Dallas, TX

27.	Curtis-Rosenthal, LLC	Los Angeles, CA

28.	Cushman & Wakefield	New York, NY

29.	Dean Appraisal (Part of Integra)	Birmingham, MI

30.	Deverick & Associates	Carrollton, TX

31.	Dinan Real Estate Advisors Inc.	St. Louis, MO

32.	Diversified Realty Appraisal	Newport Beach, CA

33.	Dugger Canady Grafe & Woelfel	San Antonio, TX

34.	DYCO Real Estate	Englewood, CO

35.	Fletcher Associates	Cincinnati, OH

36.	Fred H. Beck	Charlotte, NC

37.	Greenbriar Appraisal Company	Houston, TX

38.	Grubb and Ellis/Landauer	Los Angeles, CA

39.	Heyden Rench & Associates	St.Louis, MO

40.	Hippauf & Associates	Santa Fe, NM

41.	HVS (Hospitality Valuation Services)	Mineola, NY

42.	Integra Realty Consultants	Westwood, KS

43.	James Palmer Appraisals	Fresno, CA

44.	Jerome Haims Realty Inc. New York	New York, NY

45.	John P. Neet	Temecula, CA

46.	Joseph D. Pasquarella & Co. (Part of Integra)	Philadelphia, PA

47.	Joseph J. Blake and Associates	Miami, FL

SCH. II-2

48.	Keystone Consulting	Raleigh, NC

49.	Kovacs Real Estate Valuation	Denver, CO

50.	Kramer Geisler & Strand (Nicollet Partners)	Hopkins, MN

51.	KTR Associates	New York, NY

52.	Lawson Valuation Group	Palm Beach Gardens, FL

53.	Lipman, Frizzell & Mitchell	Columbia, MD

54.	Mardell Partners	Minneapolis, MN

55.	Mastroeini & Associates	Plymouth Meeting, PA

56.	McColgan & Company Senior Living	Decatur, GA

57.	McReynolds Appraisal Co.	St. Louis, MO

58.	Michael Theobaldi	Westlake Village, CA

59.	Mitchell & Associates	Indianapolis, IN

60.	Morgan, Beebe & Harper	Las Vegas, NV

61.	National Valuation Consultants	Denver, CO

62.	O’Connor & Associates	Houston, TX

63.	Ohio Real Estate Consultants, Inc.	Dublin, OH

64.	Originators Resource Group	New York, NY

65.	Palmer Groth & Pietka	Seattle, WA

66.	Peter Cooper	Fresno, CA

67.	Phillip J. Butler & Associates	Naperville, IL

68.	PKF Consulting	Los Angeles, CA

69.	Price Waterhouse Coopers	Houston, TX

70.	Primis/Land America	Addison, TX

71.	Property Advisors	Columbus , OH

72.	Property Advisory Consultants	San Diego, CA

SCH. II-3

73.	Property Valuation Advisors	Chicago, IL

74.	Ralph J. Brekan & Co.	Scottsdale, AZ

75.	Ratkovitch & Associates	Pasadena, CA

76.	RE Marketing Consultants	Tampa, FL

77.	Real Estate Analysts	St. Louis, MO

78.	RERC/Real Estate Research Corp.	Chicago, IL

79.	REVAC, Inc.	Houston,TX

80.	Richard E. Hanton & Associates	Troy, MI

81.	Robert Sapio	Voorhees, NJ

82.	Rothweiler Group	Boulder, CO

83.	Shaw, Boykin & Morris	Raleigh, NC

84.	Shiplett-Wilkins & Associates, Inc.	Charlotte, NC

85.	Southeastern Consulting Group	Cumming, GA

86.	Stout Risius Ross	Southfield, MI

87.	Summit Realty Advisors	Encinitas, CA

88.	Tellatin, Andreas & Short	Chesterfield, MO

89.	The Grayson Company	Dallas, TX

90.	Tobin Real Estate Advisors	Chicago, IL

91.	USRC US Realty Consultants Inc.	Columbus, OH

92.	Vince Quinn	Narbeth, PA

93.	Weime Rende & Associates	Troy, MI

94.	Wellspeak Dugas & Kane	Cheshire, CT

95.	Whitcomb Real Estate	Tampa, FL

96.	Willingham & Associates	Cincinnati, OH

97.	Wilrock Appraisal & Consulting, Inc.	New York, NY

SCH. II-4

SCHEDULE III

APPROVED ENVIRONMENTAL CONSULTANTS

AARON & WRIGHT 25 Mori Place Red Bank, NJ 07701 Ph: 732-450-8960 Fx: 732-450-8961 Contact: Mark Halloran E-mail: halloran@aaronwright.com	ABCO ENGINEERING CORP.
6901 South Yosemite Street
Suite 205
Englewood, Colorado 80112-1413
Telephone No.: 303-220-8220
Fax No.: 303-796-0810
E-mail: abco@abco-corp.com
Contact: Dawn E. Stahl, Controller

ALL WEST ENVIRONMENTAL, INC. One Sutter Street, Suite 600 San Francisco, CA 94104 Telephone No.: 415-391-2510 Fax No.: 415-391-2008 E-mail: Marc@allwest1.com Contact: Marc D. Cunningham, President	AQUATERRA
Environmental Services Corp.
3316 Oak Avenue – Suite 200
Dallas, TX 75204
Phone No.: 214-871-9200 Ext. 13
Toll Free Phone: 888-578-2755 Ext. 13
Fax No.: 214-871-9217
E-mail: secrawf@aol.com
Contact: James W. Crawford

ASSET ADVISORY SERVICE 700 Central Parkway, Suite 250 Atlanta, GA 30328 Ph: 404-367-0220 Fx: 404-367-0222 Contact: George Latham	ATC ASSOCIATES 50 East Foothill Blvd. Arcadia, CA 91006 Ph: 626-447-5216 Fx: 626-447-7593 Contact: Keith Farrell John Bates E-mail: www.ATC-enviro.com

BAY DESIGN 11747 Jefferson Avenue – Suite 2-G Newport News, VA 23606 Phone No.: Fax No.: Contact: Jonathan E. Frank	BRENNAN ENVIRONMENTAL 8 Great Mountain Lane Unit D East Hanover, NJ 07396 Ph.: 973-781-1801 Fx: 973-781-1804 Contact: John Brennan E-mail: jbrennan@bei-env.com

BUILDING ANALYTICS 528 State Street Glendale, California 91203 Telephone No.: 818-500-1898 Toll Free Tel. No.: 888-440-7225 Fax No.: 818-246-8195 Contact: Ms. Erica Freed	BUILDING DIAGNOSTICS
14440 Cherry Lane Court
Laurel, MD 20707
Ph: 301-317-8400
Fax: 301-317-0002
Contact: Donald H. Hibbard, Pres.
Gregory C. Aebischer, Director of
Environmental Engineering
E-Mail: www.bdlmain.com

SCH. III-1

CERTIFIED ENVIRONMENTAL (CEI)
11933 Tech Road
Silver Springs, MD 20904
Ph: 301-622-7100 ext. 102
Fax: 301-622-5636
Contact: Greg Paulay
E-Mail: mnguyen@mail.ceiworld.com

Price list not received as of 12/05/01	COMMERCIAL INSPECTORS, INC.
7000 N. 16th Street – Suite 120
Phoenix, AZ 85020
Phone No.: 602-274-5400
Toll Free Phone: 888-974-5400
Fax No.: 602-274-5417
Contact: Lewis H. Chaney
E-Mail:
LewisChaney@commercialinspectors.com

CONNOR ENVIRONMENTAL SERVICES
1421 Clarkview Road
Bare Hills Business Center
Suite 100
Baltimore, MD 21209-2188
Phone No.: 410-296-7971
Fax No.: 410-296-3419
Contact: Patrick T. Connor, President
E-Mail: Jbolton@connorsolutions.com	DELTA ENVIRONMENTAL CONSULTANTS, INC.
8008 Corporate Center Drive
Suite 100
Charlotte, NC 28226
Phone No.: 704-543-3930
Fax No.: 704-543-4035
Contact: Donald Ceccarelli
E-Mail: dceccarelli@deltaenv.com

DOMINION ENVIRONMENTAL 2311 Westwood Ave. Richmond, VA 23230 Ph: 804-358-2020 Fax: 804-358-3003 Contact: Rich Hazelton David H. Blake, II, Director of Sales Marketing E-Mail: www.dominionenv.com	EBI CONSULTANTS 701 Concord Avenue Cambridge, MA 02138 Phone No.: 617-715-1829 Fax No.: 617-588-0797 Contact: Nolan Previte Managing Director E-Mail: nprevite@ebiconsultants.com

ECKLAND CONSULTANTS Three Parkway North, Suite 100 Deerfield, IL 60015 Ph: 847-948-0100 Fax: 847-948-0140 Contact: Robert Eckland E-Mail: FKozar@eckland.com	EMG 11011 McCormick Road Baltimore, MD 21031 Ph: 800-733-0660 Ext. 6408 Fax: 410-352-0872 Contact: Fritzi Byrnes E-Mail: fsbyrnes@emgcorp.com

ENSR INTERNATIONAL 2 Technology Park Drive Westford, MA 01886 Phone No.: Fax No.: Contact: Mr. John Mahoney	Environmental Testing and Consulting,
Inc.
1820 Southeast 7th Street
Pompano Beach, Florida 33060
Ph.: 954-946-7763
Fax: 954-946-6569
Contact: James Hanskat, P.E., President
E-Mail: etcnet@bellsouth.net

SCH. III-2

Epic Engineering, Inc. 1341 Canton Road – Suite E Marietta, Georgia 30066 Ph.: 770-528-0200 Fax: 770-528-0201 Contact: Mr. David Lindberg E-Mail: dlinberg@epic-eng.com	E-SQUARED ENGINEERS 1010 W. Euless Boulevard, Suite 220 Euless, Texas 76040 Ph.: 817-571-6727 Fax: 817-571-6729 Contact: Mr. Esam Jarwan, PE Owner and Senior Engineer

HBC ENGINEERING a division of TERRACON 8901 Carpenter Freeway, Suite 100 Dallas, Texas 75247 Ph.: 214-630-1010 Fax: 214-830-7070 Contact: Mr. Ralph Wiggins, Jr. Manager of ESA Services	HILLMAN ENVIRONMENTAL GROUP, LLC 1600 Route 22 East Box 1597 Union, New Jersey 10123 Ph.: 908-688-7800 Fax: 908-686-2636 E-Mail: www.hillmann-env.com Contact: Matt Dernbin

IVI ENVIRONMENTAL
105 Corporate Park Drive – Suite 115
White Plains, NY 10604
Ph.: 914-694-9600 -266
Fax: 914-694-1335
Contact: Douglas A. Olson, P.E.
                Phase I Department Manager
E-Mail: Douglas.olson@ivi-intl.com	KTR 575 Lexington Ave. New York, New York 10022 Ph.: 212-935-9191 Fax: 212-935-5935 Contact: James Ryan or Tom Tener E-Mail: Tjten@KTRRE.com

MERRITT & HARRIS, INC.
110 East 42nd Street
New York, New York 10017
Ph: 212-697-3188
Fax: 212-697-2859
Contact: Robert G. Weiland, .R.A
                Vice President
E-Mail: rweiland@mharrisinc.com
Or trichard@mharrisinc.com	NATIONAL ASSESSMENT CORPORATION
965 Piedmont Road, N.E., Suite 100A
Marietta, Georgia 30066
Ph: 678-581-2518
Fax: 678-581-2526
Contact: Evans Howell, MS, REA
                National Client Manager
E-Mail: evans.howell@na-corp.com

NEWBANKS, INC. 1617 Hillcrest Street Orlando, FL 32083 Ph: 407-898-9306 Fax: 407-896-2710 Contact: Robert A. Sullivan E-Mail: rsullivan@newbanks.com	PARAGON ENVIRONMENTAL SERVICE 1400 Providence Highway Norwood, MA 02062 Ph: 888-660-9975 Fax: 781-278-0910 Contact: Joe McLoughlin E-Mail: JMcLoughlin@paragonenv.com

SCH. III-3

THE PAYNE FIRM, INC. Environmental Consultants 11231 Cornell Park Drive Cincinnati, Ohio 45242 Ph.: 513-489-2255 Fax: 513-489-2533 Contact: Mr. Donald A. Fay, C.P.G. E-Mail:	POND ROBINSON & ASSOCIATES, LLP 240 Dallas Parkway – Suite 200 Plano, Texas 75093 Ph.: 972-732-6400 Fax: 972-732-9013 Contact: Mr. Alan Pond E-Mail: apond@pondrobinson.com

PROJECT RESOURCES, INC. 108 Village Square Suite 301 Somers, New York 10589 Ph: 914-276-8446 Fax: 914-276-8665 Cell: 914-906-4040 Contact: Sally A. Bernhard Vice President	PROPERTY SOLUTIONS, INC.
501 Delran Parkway, Unit A
Delran, NJ 08075
Ph: 856-764-6000 Ext. 202
Fax: 856-764-5491
www.propertysolutionsinc.com
Contact: Kevin J. Billings, P.E.
                Senior Vice President
E-Mail:
KBillings@PropertySolutionsInc.com

PSI – PROFESSIONAL SERVICES INDUSTRY 9 East 37th Street, 11th Fl. New York, NY 10016 Ph: 877-713-0306 Fax: 212-889-5943 Contact: Peter Wenz E-Mail: Peter.wenz@psiusa.com	SAIFUL BOUQUET 150 East Colorado Boulevard Suite 350 Pasadena, California 91105 Telephone No.: 626-304-2616 Fax No.: 626-304-2676 Contact: Mr. Robert Randall E-Mail: saifbouq@sbise.com

URS CORPORATION 2325 Maryland Road Willow Grove, PA 19090 Phone No.: 215-830-2034 Fax No.: 657-5454 Contact: Frank Vernese Vice President E-Mail: Eric-L.Nelson@urscorp.com

SCH. III-4

SCHEDULE IV

APPROVED ENGINEERING CONSULTANTS

AARON & WRIGHT 25 Mori Place Red Bank, NJ 07701 Ph: 732-450-8960 Fx: 732-450-8961 Contact: Mark Halloran E-mail: halloran@aaronwright.com	ABCO ENGINEERING CORP.
6901 South Yosemite Street
Suite 205
Englewood, Colorado 80112-1413
Telephone No.: 303-220-8220
Fax No.: 303-796-0810
E-mail: abco@abco-corp.com
Contact: Dawn E. Stahl, Controller

ALL WEST ENVIRONMENTAL, INC. One Sutter Street, Suite 600 San Francisco, CA 94104 Telephone No.: 415-391-2510 Fax No.: 415-391-2008 E-mail: Marc@allwest1.com Contact: Marc D. Cunningham, President	AQUATERRA
Environmental Services Corp.
3316 Oak Avenue – Suite 200
Dallas, TX 75204
Phone No.: 214-871-9200 Ext. 13
Toll Free Phone: 888-578-2755 Ext. 13
Fax No.: 214-871-9217
E-mail: secrawf@aol.com
Contact: James W. Crawford

ASSET ADVISORY SERVICE 700 Central Parkway, Suite 250 Atlanta, GA 30328 Ph: 404-367-0220 Fx: 404-367-0222 Contact: George Latham	ATC ASSOCIATES 50 East Foothill Blvd. Arcadia, CA 91006 Ph: 626-447-5216 Fx: 626-447-7593 Contact: Keith Farrell John Bates E-mail: www.ATC-enviro.com

BAY DESIGN 11747 Jefferson Avenue – Suite 2-G Newport News, VA 23606 Phone No.: Fax No.: Contact: Jonathan E. Frank	BRENNAN ENVIRONMENTAL 8 Great Mountain Lane Unit D East Hanover, NJ 07396 Ph.: 973-781-1801 Fx: 973-781-1804 Contact: John Brennan E-mail: jbrennan@bei-env.com

BUILDING ANALYTICS 528 State Street Glendale, California 91203 Telephone No.: 818-500-1898 Toll Free Tel. No.: 888-440-7225 Fax No.: 818-246-8195 Contact: Ms. Erica Freed	BUILDING DIAGNOSTICS
14440 Cherry Lane Court
Laurel, MD 20707
Ph: 301-317-8400
Fax: 301-317-0002
Contact: Donald H. Hibbard, Pres.
Gregory C. Aebischer, Director of
Environmental Engineering
E-Mail: www.bdlmain.com

SCH. IV-1

CERTIFIED ENVIRONMENTAL (CEI)
11933 Tech Road
Silver Springs, MD 20904
Ph: 301-622-7100 ext. 102
Fax: 301-622-5636
Contact: Greg Paulay
E-Mail: mnguyen@mail.ceiworld.com

Price list not received as of 12/05/01	COMMERCIAL INSPECTORS, INC.
7000 N. 16th Street – Suite 120
Phoenix, AZ 85020
Phone No.: 602-274-5400
Toll Free Phone: 888-974-5400
Fax No.: 602-274-5417
Contact: Lewis H. Chaney
E-Mail:
LewisChaney@commercialinspectors.com

CONNOR ENVIRONMENTAL SERVICES
1421 Clarkview Road
Bare Hills Business Center
Suite 100
Baltimore, MD 21209-2188
Phone No.: 410-296-7971
Fax No.: 410-296-3419
Contact: Patrick T. Connor, President
E-Mail: Jbolton@connorsolutions.com	DELTA ENVIRONMENTAL CONSULTANTS, INC.
8008 Corporate Center Drive
Suite 100
Charlotte, NC 28226
Phone No.: 704-543-3930
Fax No.: 704-543-4035
Contact: Donald Ceccarelli
E-Mail: dceccarelli@deltaenv.com

DOMINION ENVIRONMENTAL 2311 Westwood Ave. Richmond, VA 23230 Ph: 804-358-2020 Fax: 804-358-3003 Contact: Rich Hazelton David H. Blake, II, Director of Sales Marketing E-Mail: www.dominionenv.com	EBI CONSULTANTS 701 Concord Avenue Cambridge, MA 02138 Phone No.: 617-715-1829 Fax No.: 617-588-0797 Contact: Nolan Previte Managing Director E-Mail: nprevite@ebiconsultants.com

ECKLAND CONSULTANTS Three Parkway North, Suite 100 Deerfield, IL 60015 Ph: 847-948-0100 Fax: 847-948-0140 Contact: Robert Eckland E-Mail: FKozar@eckland.com	EMG 11011 McCormick Road Baltimore, MD 21031 Ph: 800-733-0660 Ext. 6408 Fax: 410-352-0872 Contact: Fritzi Byrnes E-Mail: fsbyrnes@emgcorp.com

ENSR INTERNATIONAL 2 Technology Park Drive Westford, MA 01886 Phone No.: Fax No.: Contact: Mr. John Mahoney	Environmental Testing and Consulting,
Inc.
1820 Southeast 7th Street
Pompano Beach, Florida 33060
Ph.: 954-946-7763
Fax: 954-946-6569
Contact: James Hanskat, P.E., President
E-Mail: etcnet@bellsouth.net

SCH. IV-2

Epic Engineering, Inc. 1341 Canton Road – Suite E Marietta, Georgia 30066 Ph.: 770-528-0200 Fax: 770-528-0201 Contact: Mr. David Lindberg E-Mail: dlinberg@epic-eng.com	E-SQUARED ENGINEERS 1010 W. Euless Boulevard, Suite 220 Euless, Texas 76040 Ph.: 817-571-6727 Fax: 817-571-6729 Contact: Mr. Esam Jarwan, PE Owner and Senior Engineer

HBC ENGINEERING a division of TERRACON 8901 Carpenter Freeway, Suite 100 Dallas, Texas 75247 Ph.: 214-630-1010 Fax: 214-830-7070 Contact: Mr. Ralph Wiggins, Jr. Manager of ESA Services	HILLMAN ENVIRONMENTAL GROUP, LLC 1600 Route 22 East Box 1597 Union, New Jersey 10123 Ph.: 908-688-7800 Fax: 908-686-2636 E-Mail: www.hillmann-env.com Contact: Matt Dernbin

IVI ENVIRONMENTAL
105 Corporate Park Drive – Suite 115
White Plains, NY 10604
Ph.: 914-694-9600 -266
Fax: 914-694-1335
Contact: Douglas A. Olson, P.E.
                Phase I Department Manager
E-Mail: Douglas.olson@ivi-intl.com	KTR 575 Lexington Ave. New York, New York 10022 Ph.: 212-935-9191 Fax: 212-935-5935 Contact: James Ryan or Tom Tener E-Mail: Tjten@KTRRE.com

MERRITT & HARRIS, INC.
110 East 42nd Street
New York, New York 10017
Ph: 212-697-3188
Fax: 212-697-2859
Contact: Robert G. Weiland, .R.A
                Vice President
E-Mail: rweiland@mharrisinc.com
Or trichard@mharrisinc.com	NATIONAL ASSESSMENT CORPORATION
965 Piedmont Road, N.E., Suite 100A
Marietta, Georgia 30066
Ph: 678-581-2518
Fax: 678-581-2526
Contact: Evans Howell, MS, REA
                National Client Manager
E-Mail: evans.howell@na-corp.com

NEWBANKS, INC. 1617 Hillcrest Street Orlando, FL 32083 Ph: 407-898-9306 Fax: 407-896-2710 Contact: Robert A. Sullivan E-Mail: rsullivan@newbanks.com	PARAGON ENVIRONMENTAL SERVICE 1400 Providence Highway Norwood, MA 02062 Ph: 888-660-9975 Fax: 781-278-0910 Contact: Joe McLoughlin E-Mail: JMcLoughlin@paragonenv.com

SCH. IV-3

THE PAYNE FIRM, INC. Environmental Consultants 11231 Cornell Park Drive Cincinnati, Ohio 45242 Ph.: 513-489-2255 Fax: 513-489-2533 Contact: Mr. Donald A. Fay, C.P.G. E-Mail:	POND ROBINSON & ASSOCIATES, LLP 240 Dallas Parkway – Suite 200 Plano, Texas 75093 Ph.: 972-732-6400 Fax: 972-732-9013 Contact: Mr. Alan Pond E-Mail: apond@pondrobinson.com

PROJECT RESOURCES, INC. 108 Village Square Suite 301 Somers, New York 10589 Ph: 914-276-8446 Fax: 914-276-8665 Cell: 914-906-4040 Contact: Sally A. Bernhard Vice President	PROPERTY SOLUTIONS, INC.
501 Delran Parkway, nit A
Delran, NJ 08075
Ph: 856-764-6000 Ext. 202
Fax: 856-764-5491
www.propertysolutionsinc.com
Contact: Kevin J. Billings, P.E.
                Senior Vice President
E-Mail:
KBillings@PropertySolutionsInc.com

PSI – PROFESSIONAL SERVICES INDUSTRY 9 East 37th Street, 11th Fl. New York, NY 10016 Ph: 877-713-0306 Fax: 212-889-5943 Contact: Peter Wenz E-Mail: Peter.wenz@psiusa.com	SAIFUL BOUQUET 150 East Colorado Boulevard Suite 350 Pasadena, California 91105 Telephone No.: 626-304-2616 Fax No.: 626-304-2676 Contact: Mr. Robert Randall E-Mail: saifbouq@sbise.com

URS CORPORATION 2325 Maryland Road Willow Grove, PA 19090 Phone No.: 215-830-2034 Fax No.: 657-5454 Contact: Frank Vernese Vice President E-Mail: Eric-L.Nelson@urscorp.com

SCH. IV-4

EXHIBIT A

LOAN SUMMARY

[Form to be provided by CapitalSource]

EXH. A-1

EXHIBIT B

UNDERWRITING GUIDELINES

[To come from CapitalSource]

EXH. B-1

EXHIBIT C

FORM DOCUMENTS

EXH. C-1

EXHIBIT D

FORM PARTICIPATION AGREEMENT

EXH. E-1